DFA Investment Dimensions Group Inc.
Dimensional ETF Trust

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

The purpose of this Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (each, an “SAI”) of the DFA World ex U.S. Government Fixed Income Portfolio, a series of DFA Investment Dimensions Group Inc., and the Dimensional Global ex US Core Fixed Income ETF, a series of Dimensional ETF Trust (collectively, the “Portfolios”), is to notify shareholders that the name of each Portfolio is being changed.

Effective February 28, 2026, the Portfolios will change their names as indicated below.

Prior Name	Revised Name
DFA World ex U.S. Government Fixed Income Portfolio	DFA International Government Fixed Income Portfolio
Dimensional Global ex US Core Fixed Income ETF	Dimensional International Core Fixed Income ETF

The date of this Supplement is December 29, 2025